DundeeWealth Funds

JOHCM Emerging Markets Opportunities Fund

Institutional Shares - JOEMX

Class I Shares - JOEIX

Class II Shares - JOEAX

JOHCM International Select Fund

Class I Shares - JOHIX

Class II Shares - JOHAX

JOHCM Global Equity Fund

Institutional Shares - JOGIX

Class I Shares - JOGEX

Class II Shares

(the “JOHCM Funds”)

Supplement Dated August 5, 2013 to the Summary Prospectuses, Statutory Prospectus and

Statement of Additional Information of the JOHCM Funds dated February 1, 2013 (as revised March 21,
2013) with respect to the JOHCM Emerging Markets Opportunities Fund and JOHCM International Select
Fund and March 21, 2013 with respect to the JOHCM Global Equity Fund

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Important Notice Regarding THE APPROVAL OF

AN AGREEMENT AND PLAN OF REORGANIZATION WITH RESPECT TO THE JOHCM FUNDS

On August 1, 2013, the Board of Trustees of DundeeWealth Funds approved an Agreement and Plan of Reorganization with respect to the JOHCM Funds (the “Plan”). The Plan provides for the sale of all of the assets of the JOHCM Funds to, and the assumption of all of the liabilities of the JOHCM Funds by, the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund and JOHCM International Select Fund (the “Acquiring Funds”), respectively, each a newly-created series of Advisers Investment Trust, in exchange for the Acquiring Funds’ shares, which would be distributed pro rata by the JOHCM Funds to the holders of their shares in complete liquidation of the JOHCM Funds (the “Reorganization”). JO Hambro Capital Management Limited, the current sub-adviser of each JOHCM Fund, is the investment adviser of each Acquiring Fund. The investment objectives, policies and strategies of each Acquiring Fund and its corresponding JOHCM Fund are substantially identical. Thus, the Reorganization will not result in any change in the day-to-day portfolio management of each JOHCM Fund’s investment portfolio. The Reorganization is subject to approval by the shareholders of the JOHCM Funds. It is anticipated that a special meeting of shareholders of the JOHCM Funds will be held in the fourth quarter of 2013 to seek approval of the Plan and the related Reorganization (the “Shareholder Meeting”). It is also anticipated that a proxy statement in connection with the Shareholder Meeting that further describes the Plan and the Reorganization will be distributed in September 2013.

Please keep this Supplement with your records.